UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2016

j2 Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6922 Hollywood Blvd.

Suite 500

Los Angeles, California 90028

(Address of principal executive offices)

(323) 860-9200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 21, 2016, j2 Global, Inc. ( “j2”) issued a press release announcing the execution of the Agreement and Plan of Merger, dated as of October 21, 2016 (the “Merger Agreement”), by and among Everyday Health, Inc. (“EVDY”), Ziff Davis, LLC, a subsidiary of j2 (“Ziff Davis”), Project Echo Acquisition Corp, a wholly owned subsidiary of Ziff Davis (“Purchaser”) and, solely with respect to Section 9.11, j2, pursuant to which ZD will acquire all of the outstanding shares of EVDY common stock for $10.50 per share. Closing of the transactions contemplated by the Merger Agreement is subject to customary conditions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Information About Forward-Looking Statements

This document contains forward-looking statements. These statements are based on j2’s estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning j2’s possible or assumed future results of operations and the transactions contemplated by the Merger Agreement. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “hopes” or similar expressions. j2’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including but not limited to the risk that the acquisition will not close when expected or at all; the risk that Ziff Davis’ business and/or EVDY’s business will be adversely impacted during the pendency of or following the acquisition and the risk that the operations of the two companies will not be integrated successfully. For a further list and description of these and other important risks and uncertainties that may affect j2’s future operations, see Part II, Item 1A—“Risk Factors” of the Quarterly Reports on Form 10-Q (if any) j2 has filed or will file hereafter and in Part I, Item 1A—“Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2015 (together, the “Risk Factors”), and the factors discussed in the sections in j2’s Quarterly Reports on Form 10-Q entitled “Quantitative and Qualitative Disclosures About Market Risk.” Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s opinions only as of the date hereof. j2 undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the Risk Factors and the risk factors set forth in other documents j2 files from time to time with the United States Securities and Exchange Commission (the “SEC”).

Additional Information

The tender offer described in this communication (the “Offer”) has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of EVDY or any other securities. This communication is for informational purposes only. The Offer is not being made to, nor will tenders be accepted from, or on behalf of, holders of shares in any jurisdiction in which the making of the tender offer or the acceptance thereof would not comply with the laws of that jurisdiction. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC. The offer to purchase shares of EVDY common stock will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ BOTH THE TENDER OFFER STATEMENT AND THE SOLICITATION/RECOMMENDATION STATEMENT REGARDING THE OFFER, AS THEY MAY BE AMENDED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The tender offer statement will be filed with the SEC by Purchaser, a wholly owned subsidiary of Ziff Davis and Ziff Davis, and the solicitation/recommendation statement will be filed with the SEC by EVDY. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the Information Agent for the tender offer that will be named in the tender offer statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by j2 Global, Inc., dated October 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

j2 Global, Inc. (Registrant)

Date: October 21, 2016	By:	/s/ Jeremy Rossen
Jeremy Rossen
Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued by j2 Global, Inc., dated October 21, 2016